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Aviat Networks Acquires 4RF, a Leading Provider of Industrial Wireless Access Solutions for Critical Infrastructure

AUSTIN, Texas, July 2, 2024 -- Aviat Networks, Inc. (“Aviat Networks,” “Aviat,” or the “Company”), (Nasdaq: AVNW), the leading expert in wireless transport and access solutions, today announced the acquisition of 4RF Limited (“4RF”), a leading provider of industrial wireless access solutions, including narrowband point-to-point/multi-point radios and Private LTE and 5G routers.

Designed specifically for critical infrastructure networks including utilities, oil and gas, mining, public safety and military, 4RF’s family of narrowband radios and LTE and 5G routers offer industry leading reliability and performance. Common applications include Private LTE/5G, smart grid, distribution automation, metering and renewables, as well as general supervisory control and data acquisition (SCADA) and telemetry applications.

Spending on critical infrastructure networks is increasing worldwide driven by growing demand for security, automation, and fixed and mobile data communications such as video. Additionally, the increasing availability of spectrum for private networks in various countries around the world is a catalyst for growth.

This acquisition opens new segments for Aviat: a $200M 1 narrowband connectivity segment and the Cellular (LTE/5G) Router market which is $1.4B 2 market today growing to $2.5B by 2027.

With a proven and established presence in over 300 critical infrastructure customers in 160 countries worldwide, 4RF’s portfolio augments Aviat’s established offering of wireless access and transport solutions for private networks. Approximately 90% of 4RF and Aviat Networks utility customers are distinct, creating the possibility for future cross-selling opportunities.

“Operators of mission critical networks around the world rely on Aviat Networks for ultra-reliable and high-performance wireless solutions,” said Pete Smith, President and CEO of Aviat Networks. “Our acquisition of 4RF will further strengthen and expand our product offering for the global industrial wireless access markets including Private LTE/5G.”

Aviat expects the transaction to be immediately accretive to Aviat’s gross margin and to be accretive to adjusted EBITDA and non-GAAP EPS in the first year. Terms of the acquisition were not disclosed.

About Aviat Networks
Aviat Networks, Inc. is the leading expert in wireless transport and access solutions and works to provide dependable products, services and support to its customers. With more than one million systems sold into 170 countries worldwide, communications service providers and private network operators including state/local government, utility, federal government and defense organizations trust Aviat with their critical applications. Coupled with a long history of microwave innovations, Aviat provides a comprehensive suite of localized professional and support services enabling customers to drastically simplify both their networks and their lives. For more than 70 years, the experts at Aviat have delivered high performance products, simplified operations, and the best overall customer experience. Aviat is headquartered in Austin, Texas. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Facebook and LinkedIn.

Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including Aviat’s beliefs and expectations regarding the transaction with 4RF and the previously announced transaction with NEC Corporation (“NEC”), outlook, business conditions, new product solutions, customer positioning, future orders, bookings, new contracts, cost structure, profitability in fiscal 2024 and 2025, process improvements, plans and objectives of management, realignment plans and review of strategic alternatives and expectations regarding future revenue, gross margin, Adjusted EBITDA, operating income or earnings or loss per share. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including “anticipate,” “believe,” “plan,” “estimate,” “expect,” “goal,” “will,” “see,” “continue,” “delivering,” “view,” and “intend,” or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the disruption the 4RF and NEC transactions may cause to customers, vendors, business partners and our ongoing business; our ability to integrate the operations of the acquired 4RF and NEC businesses with our existing operations and fully realize the expected synergies of the 4RF and NEC transactions on the expected timeline; the impact of COVID-19; disruptions relating to the ongoing conflict between Russia and Ukraine and the conflict in Israel and surrounding areas; continued price and margin erosion in the microwave transmission industry; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; our ability to meet financial covenant requirements; the timing of our receipt of payment; our ability to meet product development dates or anticipated cost reductions of products; our suppliers’ inability to perform and deliver on time, component shortages, or other supply chain constraints; the effects of inflation; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationships; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our intellectual property rights or defend against intellectual property infringement claims; the results of our restructuring efforts; the ability to preserve and use our net operating loss carryforwards; the effects of currency and interest rate risks; the effects of current and future government regulations; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; our ability to realize the anticipated benefits of any proposed or recent acquisitions; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; our ability to implement our stock repurchase program or that it will enhance long-term stockholder value; and the impact of adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions.

For more information regarding the risks and uncertainties for Aviat’s business, see “Risk Factors” in Aviat’s Form 10-K for the fiscal year ended June 30, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on August 30, 2023, as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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1 Aviat Internal Research
2 Berg Insight, 2023 (https://www.berginsight.com/5g-router-and-gateway-sales-gain-momentum)